UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):        July 17, 2003

IOMEGA CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-12333	86-0385884
(Commission File Number)	(IRS Employer Identification No.)

                                                              10955 Vista Sorrento Parkway, San Diego, CA                                                92130
                                                                            (Address of Principal Executive Offices)                                                                 (Zip Code)

(858) 314-7000
(Registrant's Telephone Number, Including Area Code)

4435 Eastgate Mall, 3rd Floor, San Diego, CA 92121
(Former address, changed since last report)

ITEM 9.    REGULATION FD DISCLOSURE (Information furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition").

On July 17, 2003, Iomega Corporation announced its financial results for the quarter ended June 29, 2003 in a press release entitled, "Iomega Reports Second Quarter 2003 Results, Outlines Plan to Restructure and Announces One-Time Cash Dividend of $5 per Share". The full text of the press release issued in connection with the announcement is attached as Exhibit 99.5 to this Current Report on Form 8-K.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 17, 2003	IOMEGA CORPORATION (Registrant) By: /s/ Barry Zwarenstein Barry Zwarenstein Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Index	Description

99.5	Press Release issued on July 17, 2003 announcing Iomega Corporation's second quarter 2003 earnings and entitled, "Iomega Reports Second Quarter 2003 Results, Outlines Plan to Restructure and Announces One-Time Cash Dividend of $5 per Share".

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